EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the Annual Report of Starguide Group, Inc.(the “Company”)  on Form 10-K for the period ended  January 31, 2022  as filed with the Securities and Exchange Commission  on the date  hereof (the  ”Report”),  the undersigned,  in the  capacities  and  on  the  dates  indicated  below,  hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2022

/s/ Vicky Sharma
Vicky Sharma
President, Chief Executive Officer and
Chief Financial Officer